CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President & Chairman of The India Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 24, 2004        /s/ Bryan McKigney
     ----------------------     ------------------------------------------------
                                Bryan McKigney, Director, President & Chairman
                                (chief executive officer)


I, Alan Kaye, Treasurer of The India Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 24, 2004        /s/ Alan Kaye
     ----------------------     ------------------------------------------------
                                Alan Kaye, Treasurer
                                (chief financial officer)